EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	BRE/Swiss L.L.C.	Delaware
6)	Calgary Charlotte Holdings Company	Nova Scotia
7)	Calgary Charlotte Partnership	Alberta, Canada
8)	CB Realty Sales, Inc.	Delaware
9)	CCC CMBS Corporation	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Capitol Hill LLC	Delaware
18)	CCHH Host Capitol Hill LLC	Delaware
19)	CCHH Maui LLC	Delaware
20)	CCHH Reston LLC	Delaware
21)	CCHI Singer Island LLC	Delaware
22)	CCMH Atlanta Marquis LLC	Delaware
23)	CCMH Atlanta Suites LLC	Delaware
24)	CCMH Charlotte LLC	Delaware
25)	CCMH Chicago CY LLC	Delaware
26)	CCMH Copley LLC	Delaware
27)	CCMH Coronado LLC	Delaware
28)	CCMH Costa Mesa Suites LLC	Delaware
29)	CCMH DC LLC	Delaware
30)	CCMH Deerfield Suites LLC	Delaware
31)	CCMH Denver SE LLC	Delaware
32)	CCMH Denver Tech LLC	Delaware
33)	CCMH Denver West LLC	Delaware
34)	CCMH Diversified LLC	Delaware
35)	CCMH Downer’s Grove Suites LLC	Delaware
36)	CCMH Dulles AP LLC	Delaware
37)	CCMH Dulles Suites LLC	Delaware
38)	CCMH Fin Center LLC	Delaware
39)	CCMH Fisherman’s Wharf LLC	Delaware
40)	CCMH Ft. Lauderdale LLC	Delaware
41)	CCMH Gaithersburg LLC	Delaware
42)	CCMH Hanover LLC	Delaware
43)	CCMH Houston AP LLC	Delaware
44)	CCMH Houston Galleria LLC	Delaware
45)	CCMH IHP LLC	Delaware
46)	CCMH Kansas City AP LLC	Delaware
47)	CCMH Key Bridge LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Lenox LLC	Delaware
49)	CCMH Manhattan Beach LLC	Delaware
50)	CCMH Marina LLC	Delaware
51)	CCMH McDowell LLC	Delaware
52)	CCMH Memphis LLC	Delaware
53)	CCMH Metro Center LLC	Delaware
54)	CCMH Miami AP LLC	Delaware
55)	CCMH Minneapolis LLC	Delaware
56)	CCMH Moscone LLC	Delaware
57)	CCMH Nashua LLC	Delaware
58)	CCMH Newark LLC	Delaware
59)	CCMH Newport Beach LLC	Delaware
60)	CCMH Newport Beach Suites LLC	Delaware
61)	CCMH Newton LLC	Delaware
62)	CCMH O’Hare AP LLC	Delaware
63)	CCMH O’Hare Suites LLC	Delaware
64)	CCMH Orlando LLC	Delaware
65)	CCMH Palm Desert LLC	Delaware
66)	CCMH Park Ridge LLC	Delaware
67)	CCMH Pentagon RI LLC	Delaware
68)	CCMH Perimeter LLC	Delaware
69)	CCMH Philadelphia AP LLC	Delaware
70)	CCMH Philadelphia Mkt. LLC	Delaware
71)	CCMH Portland LLC	Delaware
72)	CCMH Potomac LLC	Delaware
73)	CCMH Properties II LLC	Delaware
74)	CCMH Quorum LLC	Delaware
75)	CCMH Raleigh LLC	Delaware
76)	CCMH Riverwalk LLC	Delaware
77)	CCMH Rocky Hill LLC	Delaware
78)	CCMH San Diego LLC	Delaware
79)	CCMH San Fran AP LLC	Delaware
80)	CCMH Santa Clara LLC	Delaware
81)	CCMH Scottsdale Suites LLC	Delaware
82)	CCMH South Bend LLC	Delaware
83)	CCMH Tampa AP LLC	Delaware
84)	CCMH Tampa Waterside LLC	Delaware
85)	CCMH Times Square LLC	Delaware
86)	CCMH Westfields LLC	Delaware
87)	CCRC Amelia Island LLC	Delaware
88)	CCRC Atlanta LLC	Delaware
89)	CCRC Buckhead/Naples LLC	Delaware
90)	CCRC Dearborn LLC	Delaware
91)	CCRC Marina LLC	Delaware
92)	CCRC Naples Golf LLC	Delaware
93)	CCRC Phoenix LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
94)	CCRC San Francisco LLC	Delaware
95)	CCRC Tysons LLC	Delaware
96)	CCSH Atlanta LLC	Delaware
97)	CCSH Boston LLC	Delaware
98)	CCSH Chicago LLC	Delaware
99)	CCSH New York LLC	Delaware
100)	Chesapeake Hotel Limited Partnership	Delaware
101)	City Center Hotel Limited Partnership	Minnesota
102)	CLDH Meadowvale, Inc.	Ontario
103)	CLMH Airport, Inc.	Ontario
104)	CLMH Calgary, Inc.	Ontario
105)	CLMH Eaton Centre, Inc.	Ontario
106)	Davis Realty LLC	Delaware
107)	DS Hotel LLC	Delaware
108)	Durbin LLC	Delaware
109)	East Side Hotel Associates, L.P.	Delaware
110)	Euro JV Manager LLC	Delaware
111)	Elcrisa S.A. de C.V.	Mexico
112)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
113)	Fernwood Atlanta Corporation	Delaware
114)	Fernwood Hotel Assets, inc.	Delaware
115)	Fernwood Hotel LLC	Delaware
116)	FL Grande L.L.C.	Delaware
117)	G.L. Insurance Corporation	Hawaii
118)	HMA Realty Limited Partnership	Delaware
119)	HMA-GP LLC	Delaware
120)	HMC Airport, Inc.	Delaware
121)	HMC Amelia I LLC	Delaware
122)	HMC Amelia II LLC	Delaware
123)	HMC AP Canada Company	Nova Scotia
124)	HMC AP GP LLC	Delaware
125)	HMC AP LP	Delaware
126)	HMC Atlanta LLC	Delaware
127)	HMC BCR Holdings LLC	Delaware
128)	HMC BN Corporation	Delaware
129)	HMC Burlingame Hotel LLC	Delaware
130)	HMC Burlingame II LLC	Delaware
131)	HMC Burlingame LLC	Delaware
132)	HMC Cambridge LLC	Delaware
133)	HMC Capital LLC	Delaware
134)	HMC Capital Resources LLC	Delaware
135)	HMC Capitol Hill LLC	Delaware
136)	HMC Charlotte (Calgary) Company	Nova Scotia
137)	HMC Charlotte GP LLC	Delaware
138)	HMC Charlotte LP	Delaware
139)	HMC Chicago Lakefront LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
140)	HMC Chicago LLC	Delaware
141)	HMC Copley LLC	Delaware
142)	HMC Desert LLC	Delaware
143)	HMC Diversified American Hotels, L.P.	Delaware
144)	HMC Diversified LLC	Delaware
145)	HMC Drake LLC	Delaware
146)	HMC DSM LLC	Delaware
147)	HMC Duna, Inc.	Delaware
148)	HMC East Side II LLC	Delaware
149)	HMC East Side LLC	Delaware
150)	HMC Gateway LLC	Delaware
151)	HMC Georgia LLC	Delaware
152)	HMC Grace (Calgary) Company	Nova Scotia
153)	HMC Grand LLC	Delaware
154)	HMC Hanover LLC	Delaware
155)	HMC Hartford LLC	Delaware
156)	HMC Headhouse Funding LLC	Delaware
157)	HMC Host Restaurants LLC	Delaware
158)	HMC Hotel Development LLC	Delaware
159)	HMC Hotel Properties II Limited Partnership	Delaware
160)	HMC Hotel Properties Limited Partnership	Delaware
161)	HMC HPP LLC	Delaware
162)	HMC HT LLC	Delaware
163)	HMC IHP Holdings LLC	Delaware
164)	HMC JWDC GP LLC	Delaware
165)	HMC JWDC LLC	Delaware
166)	HMC Kea Lani LLC	Delaware
167)	HMC Lenox LLC	Delaware
168)	HMC Manhattan Beach LLC	Delaware
169)	HMC Market Street LLC	Delaware
170)	HMC Maui LLC	Delaware
171)	HMC McDowell LLC	Delaware
172)	HMC McDowell Mountains LLC	Delaware
173)	HMC Mexpark LLC	Delaware
174)	HMC MHP II LLC	Delaware
175)	HMC Naples Golf, Inc.	Delaware
176)	HMC NGL LLC	Delaware
177)	HMC O’Hare Suites Ground LLC	Delaware
178)	HMC OLS I LLC	Delaware
179)	HMC OLS I LP	Delaware
180)	HMC OLS II LP	Delaware
181)	HMC OP BN LLC	Delaware
182)	HMC Pacific Gateway LLC	Delaware
183)	HMC Palm Desert LLC	Delaware
184)	HMC Park Ridge II LLC	Delaware
185)	HMC Park Ridge LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
186)	HMC Park Ridge LP	Delaware
187)	HMC Partnership Properties LLC	Delaware
188)	HMC PLP LLC	Delaware
189)	HMC Polanco LLC	Delaware
190)	HMC Potomac LLC	Delaware
191)	HMC Properties I LLC	Delaware
192)	HMC Properties II LLC	Delaware
193)	HMC Property Leasing LLC	Delaware
194)	HMC Reston LLC	Delaware
195)	HMC Retirement Properties, L.P.	Delaware
196)	HMC SBM Two LLC	Delaware
197)	HMC Seattle LLC	Delaware
198)	HMC SFO LLC	Delaware
199)	HMC Suites Limited Partnership	Delaware
200)	HMC Suites LLC	Delaware
201)	HMC Swiss Holdings LLC	Delaware
202)	HMC Times Square Hotel LLC	Delaware
203)	HMC Times Square Partner LLC	Delaware
204)	HMC Toronto Air Company	Nova Scotia
205)	HMC Toronto Airport GP LLC	Delaware
206)	HMC Toronto Airport LP	Delaware
207)	HMC Toronto EC Company	Nova Scotia
208)	HMC Toronto EC GP LLC	Delaware
209)	HMC Toronto EC LP	Delaware
210)	HMC Waterford LLC	Delaware
211)	HMC/Interstate Manhattan Beach, L.P.	Delaware
212)	HMC/Interstate Waterford, L.P.	Delaware
213)	HMC/RGI Hartford, L.P.	Delaware
214)	HMH General Partner Holdings LLC	Delaware
215)	HMH HPT CBM LLC	Delaware
216)	HMH HPT RIBM LLC	Delaware
217)	HMH Marina LLC	Delaware
218)	HMH Norfolk LLC	Delaware
219)	HMH Norfolk, L.P.	Delaware
220)	HMH Pentagon LLC	Delaware
221)	HMH Realty Company, Inc.	Delaware
222)	HMH Restaurants LLC	Delaware
223)	HMH Rivers L.P.	Delaware
224)	HMH Rivers LLC	Delaware
225)	HMH WTC LLC	Delaware
226)	HMT Lessee Sub (Atlanta) LLC	Delaware
227)	HMT Lessee Sub (Palm Desert) LLC	Delaware
228)	HMT Lessee Sub (Properties II) LLC	Delaware
229)	HMT Lessee Sub (Santa Clara) LLC	Delaware
230)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
231)	HMT Lessee Sub I LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
232)	HMT Lessee Sub II LLC	Delaware
233)	HMT Lessee Sub III LLC	Delaware
234)	HMT Lessee Sub IV LLC	Delaware
235)	HMT SPE (Atlanta) Corporation	Delaware
236)	HMT SPE (Palm Desert) Corporation	Delaware
237)	HMT SPE (Properties II) Corporation	Delaware
238)	HMT SPE (Santa Clara) Corporation	Delaware
239)	Hopewell Associates, L.P.	Georgia
240)	Horizon SLT Merger Sub, L.P.	Delaware
241)	Horizon Supernova Merger Sub, L.L.C.	Maryland
242)	Host Capitol Hill LLC	Delaware
243)	Host CAD Business Trust	Maryland
244)	Host CLD Business Trust	Maryland
245)	Host CLP LLC	Delaware
246)	Host DSM Limited Partnership	Delaware
247)	Host Euro Business Trust	Maryland
248)	Host FJD Business Trust	Maryland
249)	Host Hanover Limited Partnership	Delaware
250)	Host La Jolla LLC	Delaware
251)	Host of Boston, Ltd.	Massachusetts
252)	Host of Houston 1979	Texas
253)	Host of Houston Ltd.	Texas
254)	Host Park Ridge LLC	Delaware
255)	Host PLN Business Trust	Maryland
256)	Host UK Business Trust	Maryland
257)	Hot Shoppes, Inc.	Delaware
258)	HST GP LAX LLC	Delaware
259)	HST GP Mission Hills LLC	Delaware
260)	HST GP San Diego LLC	Delaware
261)	HST GP SR Houston LLC	Delaware
262)	HST GP South Coast LLC	Delaware
263)	HST I LLC	Delaware
264)	HST Lessee Boston LLC	Delaware
265)	HST Lessee Cincinnati LLC	Delaware
266)	HST Lessee CMBS LLC	Delaware
267)	HST Lessee Denver LLC	Delaware
268)	HST Lessee Hamilton, Inc.	Ontario
269)	HST Lessee Indianapolis LLC	Delaware
270)	HST Lessee Keystone LLC	Delaware
271)	HST Lessee LAX LP	Delaware
272)	HST Lessee Mission Hills LP	Delaware
273)	HST Lessee Montreal, Inc.	Ontario
274)	HST Lessee Needham LLC	Delaware
275)	HST Lessee San Diego LP	Delaware
276)	HST Lessee SLT LLC	Delaware
277)	HST Lessee SNYT LLC	Delaware
278)	HST Lessee South Coast LP	Delaware
279)	HST Lessee SR Houston LP	Delaware
280)	HST Lessee Toronto, Inc.	Ontario

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
281)	HST Lessee Tucson LLC	Delaware
282)	HST Lessee Waltham LLC	Delaware
283)	HST Lessee West Seattle LLC	Delaware
284)	HST Lessee WNY LLC	Delaware
285)	HST Lessee W Seattle LLC	Delaware
286)	HST Look Through LLC	Delaware
287)	HTKG Development Associates Management Corporation	California
288)	IHP Holdings Partnership LP	Pennsylvania
289)	Ivy Street Hopewell LLC	Delaware
290)	Ivy Street Hotel Limited Partnership	Georgia
291)	Ivy Street LLC	Delaware
292)	JWDC Limited Partnership	Delaware
293)	Market Street Host LLC	Delaware
294)	Marriot Mexico City Partnership, G.P.	Delaware
295)	MDSM Finance LLC	Delaware
296)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
297)	New Market Street LP	Delaware
298)	Pacific Gateway, Ltd.	California
299)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
300)	Philadelphia Airport Hotel LLC	Delaware
301)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
302)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
303)	PM Financial LLC	Delaware
304)	PM Financial LP	Delaware
305)	Potomac Hotel Limited Partnership	Delaware
306)	PRM LLC	Delaware
307)	RHP Foreign Lessee LLC	Delaware
308)	RHP Polish One LLC	Delaware
309)	Rockledge Bickford’s Family Fare, Inc.	Delaware
310)	Rockledge CBM Investor I, Inc.	Delaware
311)	Rockledge CBM Investor II, Inc.	Delaware
312)	Rockledge CBM One Corporation	Delaware
313)	Rockledge Hanover LLC	Delaware
314)	Rockledge Host BN LLC	Delaware
315)	Rockledge HMT LLC	Delaware
316)	Rockledge Hotel LLC	Delaware
317)	Rockledge Hotel Properties, Inc.	Delaware
318)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
319)	Rockledge Manhattan Beach LLC	Delaware
320)	Rockledge Minnesota LLC	Delaware
321)	Rockledge NY Times Square LLC	Delaware
322)	Rockledge Potomac LLC	Delaware
323)	Rockledge RIBM Two Corporation	Delaware
324)	Rockledge Riverwalk LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

AND SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
320)	Rockledge Square 254 LLC	Delaware
321)	S.D. Hotels, LLC	Delaware
322)	Santa Clara HMC LLC	Delaware
323)	Santa Clara Host Hotel Limited Partnership	Delaware
324)	Sparky’s Virgin Islands, Inc.	Delaware
325)	Timeport, L.P.	Georgia
326)	Times Square GP LLC	Delaware
327)	Times Square HMC Hotel, L.P.	New York
328)	Times Square LLC	Delaware
329)	Timewell Group, L.P.	Georgia
330)	Wellsford-Park Ridge Host Hotel Limited Partnership	Delaware
331)	YBG Associates LLC	Delaware